SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                -----------------

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 3, 2000


                               NETCURRENTS, INC.
              (Exact Name of Registrant as Specified in Charter)


          Delaware                   0-18410                95-4233050
(State or Other Jurisdiction        (Commission            (IRS Employer
       of Incorporation)            File Number)         Identification No.)


                       9720 Wilshire Boulevard, Suite 700
                          Los Angeles, California 90212
                    (Address of Principal Executive Offices)

                                 (310) 860-0200
                         (Registrant's Telephone Number)


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ITEM 5.  Other Events.

     On March 3, 2000, NetCurrents, Inc. (the "Registrant") entered into a Securities Purchase Agreement with Brown Simpson Strategic Growth Fund, Ltd. and Brown Simpson Strategic Growth Fund, L.P. (collectively, the "Investors"), for the purchase by Brown Simpson of 1,700,000 shares of the Registrant's Common Stock at $5.00 per share and the issuance to Brown Simpson of Warrants to acquire 1,166,000 shares of Common Stock at an exercise price of $6.00 per share, 1,166,000 shares of Common Stock at an exercise price of $7.00 per share and 1,166,000 shares of Common Stock at an exercise price of $9.00 per share.

      Reference is made to the press release of Registrant, issued on March 6, 2000, which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.

ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS

     (a)   Financial Statements.  None.

     (b)   Pro Forma Financial Information.  None.

     (c)   Exhibits.

           Exhibit 4.1  Securites  Purchase  Agreement,  dated  March 3,
                        2000.

           Exhibit 4.2  Registration  Rights  Agreement,  dated March 3,
                        2000.

           Exhibit 4.3 Form of Warrant to Purchase Common Stock (Series A), dated March 3, 2000.

           Exhibit 4.4 Form of Warrant to Purchase Common Stock (Series B), dated March 3, 2000.

           Exhibit 4.5 Form of Warrant to Purchase Common Stock (Series C), dated March 3, 2000.

           Exhibit 99.1 Press Release dated March 6, 2000, which announced the Securities Purchase Agreement.


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                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


March 8, 2000                             NETCURRENTS, INC.



                                    By:    /S/ IRWIN MEYER
                                          ------------------------
                                          Irwin Meyer
                                          Chief Executive Officer


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                                  EXHIBIT INDEX

EXHIBIT                                                            PAGE NUMBER

4.1         Securities Purchase Agreement,
            dated March 3, 2000.

4.2         Registration Rights Agreement,
            dated March 3, 2000.

4.3 Form of Warrant to Purchase Common Stock (Series A), dated March 3, 2000.

4.4 Form of Warrant to Purchase Common Stock (Series B), dated March 3, 2000.

4.5 Form of Warrant to Purchase Common Stock (Series C), dated March 3, 2000.

99.1        Press Release dated March 6, 2000,
            which announced the Securities
            Purchase Agreement.


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